                        ANNUAL REPORT / OCTOBER 31, 2001

                             AIM ASIAN GROWTH FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                      ------------------------------------

                           TWO FISH BY JOHN S. BUNKER

   THE POWER AND TURBULENCE DEPICTED IN THIS BOLD WATERCOLOR VIVIDLY EXPRESS

    THE FORCES OF CHANGE SHAPING THE ASIAN REGION. ASIA'S CITIES AND NATIONS

     FACE BOTH CHALLENGE AND OPPORTUNITY AS THEY DEVELOP THEIR ROLES IN THE

                                GLOBAL ECONOMY.

                      ------------------------------------


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Asian Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o Had the advisor not waived fees and expenses during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o Investing in emerging markets may involve greater risk and potential reward than investing in more established markets.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o Investing in small and mid-size companies may involve risks not associated with more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) Asia Pacific Free ex-Japan Index is a group of developed and emerging Asian and Asia-Pacific markets (except Japan) tracked by Morgan Stanley Capital International. A "free" index excludes stocks that non-local investors cannot buy.
o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue-chip stocks.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International. An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   Dear Fellow Shareholder:

                   We understand how challenging the fiscal year covered by this
[PHOTO OF          report--October 31, 2000, to October 31, 2001--has been. Even
ROBERT H.          before September's terrorist attacks, the slowdown in the
GRAHAM]            economy and equity markets had been more persistent than
                   anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                        As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                        To give you some idea of how harsh the equity
                   environment has been, for major domestic and global
benchmarks--the S&P 500, the Dow Jones Industrials, the Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
Your fund performed in line its with the relevant index. For example, at net asset value AIM Asian Growth Fund Class A shares returned -19.46% during the fiscal year while the MSCI All Country (AC) Asia Pacific Free ex-Japan Index returned -18.96%. Since many Asian nations are dependent on exports to the United States, the slowdown in the U.S. economy took its toll on these markets.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

FUND CONTENDS WITH GLOBAL ECONOMIC UNCERTAINTY

HOW DID AIM ASIAN GROWTH FUND PERFORM DURING THE REPORTING PERIOD?
As economic concerns mounted, markets around the world continued to decline for most of the fiscal year. Asian markets, in particular, were hard hit by their export dependence to the U.S. Given this environment, for the fiscal year ended October 31, 2001, AIM Asian Growth Fund Class A shares returned -19.46%, Class B shares -19.92% and Class C shares -19.94%. These returns are at net asset value (without a sales charge). Over the same period, the fund tracked its benchmark, the MSCI All Country (AC) Asia Pacific Free ex-Japan Index, which returned -18.96%.
    Also, these figures belie a growth stock rally in world markets in October. In October, the fund returned 5.01% for Class A and B shares and 4.89% for Class C shares, excluding sales charges.

HOW WERE ASIAN MARKETS IMPACTED BY WORLD EVENTS?
Asia remains an export-driven region highly correlated with U.S. and European growth. Therefore, economic as well as monetary policies put in place thousands of miles away can have a great impact on Asian economies. That said, deteriorating economic conditions around the world, particularly in the U.S., weighed heavily on Asian stock markets. The terrorist attacks in New York and Washington on September 11 only exacerbated the situation.
    Following the attacks, U.S. stock markets were closed for nearly a week. Most world markets remained open but were volatile. When U.S. markets reopened on September 17, the Dow experienced its worst week in more than 60 years, losing more than 14% of its value in just four days. Markets, however, recouped their losses in October as the Federal Reserve Board (the Fed) approved its ninth interest rate cut of 2001, reducing the key federal funds rate to 2.5%. Following the Fed's lead, major central banks around the globe also cut rates. Buoyed by this injection of financial liquidity, markets in the U.S. and abroad rallied. The threat of terrorism, however, hung over markets and they remained volatile.

HOW DID ASIAN ECONOMIES FARE?
With few exceptions, economic conditions in Asia mirrored those around the world--there was little to no growth. Indeed, a number of Asian economies are dangerously close to or perhaps already in recession.
    Singapore and Hong Kong, Asia's largest economies (excluding Japan), were both hard hit as exports continued to slow. As Singapore ships more than 20% of its goods to the U.S., its GDP contracted by 9.9% in the third quarter. This is the country's worst recession since independence. And Hong Kong struggled with deflationary pressures and the strength of the U.S. dollar--to which the Hong Kong dollar is pegged. Weak prices of imports from China will undoubtedly prolong consumer price deflation.
    Taiwan--an export-driven economy tied to U.S. growth--is in a recession which will unlikely improve until the U.S. economy rebounds. India was also struck by the global trade slowdown, as the U.S. is its main trading partner. South Korea was actually one of the few Asian nations to post positive year-to-date market numbers. However, the nation has been hurt by a sharp decrease in exports, which accounted for nearly 52% of GDP last year. But it should be noted that only 5.7% of those exports were to the U.S. However, Korea's efforts toward financial and corporate restructuring continued to

                     -------------------------------------

FUND AT A GLANCE
AIM Asian Growth Fund is for shareholders who seek long-term growth of capital. The fund invests in a diversified portfolio of companies located in Asia with strong earnings momentum.

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a companies earnings, the most tangible measure of growth and success)

o   Invests in all market-cap sizes--small, medium and large companies
o   Focus is on companies, not countries, as earnings growth can occur anywhere
o Countries the fund may invest in: Bangladesh, China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan, Thailand, Vietnam. Also, up to 35% of total securities may be invested in non-asian issuers, including Australia and new Zealand. There are no Japanese or U.S. holdings.

                     -------------------------------------

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

====================================================================================================================================
TOP 10 HOLDINGS                                             TOP 10 COUNTRIES         TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------------------------------
 1. Dr. Reddy's Laboratories Ltd. (India)            4.8%    1.  Hong Kong    25.5%   1. Banks                                 10.4%

 2. Esprit Holdings Ltd. (Hong Kong)                 3.6     2.  Australia    17.8    2. Pharmaceuticals                       10.2

 3. Datacraft Asia Ltd. (Singapore)                  3.4     3.  India        16.1    3. Semiconductors                         8.9

 4. CSL Ltd. (Australia)                             3.3     4.  South Korea  12.5    4. Apparel Retail                         6.0

 5. Denway Motors Ltd. (Hong Kong)                   3.1     5.  Taiwan        8.8    5. Real Estate Management & Development   4.0

 6. Taiwan Semiconductor Manufacturing Co. Ltd.
    (Taiwan)                                         3.0     6.  Singapore     8.0    6. Food Retail                            3.5

 7. MediaTek Inc.(Taiwan)                            3.0     7.  China         3.6    7. Networking Equipment                   3.4

 8. Li & Fung Ltd. (Hong Kong)                       2.9     8.  Philippines   2.3    8. IT Consulting & Services               3.1

 9. Samsung Electronics Co., Ltd. (South Korea)      2.9     9.  New Zealand   1.4    9. Automobile Manufacturers               3.1

10. St. George Bank Ltd. (Australia)                 2.7    10.  Thailand      1.0   10. Distributors                           2.9

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================================================

be costly as banks are still saddled with bad debts and some manufacturing firms are not able to generate enough cash to pay interest on their debts.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
With mixed performance results across Asia, the fund's bottom-up earnings-momentum stock-picking process helps determine the right allocations in the best- and worst-performing sectors. The fund is not sector driven; allocation is a result of stock picking. In the second quarter, we found good opportunities in consumer discretionary and information technology stocks. Over the third quarter, and certainly after the events of September 11, the fund became more defensive. We increased our exposure to consumer staples, financials and health care firms. And, we decreased some technology holdings--particularly component makers in Taiwan.

HOW DID YOU MAKE COUNTRY/SECTOR SELECTIONS?
We continue to stick to developed Asia and to focus on quality companies. We have increased our exposure, however, to Australia as it has been one of the more resilient economies this year and therefore we have found good opportunities there. Investments were primarily concentrated in Hong Kong, Singapore, India, South Korea, Australia and Taiwan.

WHAT COMPANIES DO YOU LIKE?
As many Asian companies cannot escape the downdraft in earnings outlook that has gripped most of the world, we try to focus on companies whose fortunes are tied to regional or country-of-origin growth. As the fund has become more defensive due to global economic uncertainty, we also look for companies that are less economically sensitive, such as:
o Dr. Reddy's Laboratories Ltd.: One of India's top drugmakers, this company develops and manufactures generic and branded pharmaceuticals and bulk pharmaceutical ingredients. It exports nearly half of its production.
o CSL Ltd: This Australian company specializes in blood fractionation. It is also engaged in the research, development, manufacture and marketing of pharmaceutical and allied products.

WHAT WERE CONDITIONS LIKE AT THE END OF THE REPORTING PERIOD?
While the market rally in October offered hope, there is little doubt that Asian economies will continue to suffer until the global economy starts to recover. On a positive note, however, historically when the U.S. economy emerges from a recession, imports in the U.S. typically surge. And, with regional interest rates falling and foreign debt at relatively low levels, many believe some Asian countries are less vulnerable to the systemic risks associated with Asia during the 1997 financial crisis.
    Once the U.S. and other world economies begin to grow again, Asian markets, which stand at dramatically low levels, could start to look more attractive to investors. Indeed, we remain true to our belief that investing abroad is all about discipline. We believe that the fund is well positioned to take advantage of improving marketplace trends and will continue to invest primarily in the region's developed markets.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE


AVERAGE ANNUAL TOTAL RETURNS

As of 10/13/01, including sales charges

================================================================================
CLASS A SHARES
Inception (11/3/97)              -4.88%
1 Year                          -23.87

CLASS B SHARES
Inception (11/3/97)              -4.95%
1 Year                          -23.91

CLASS C SHARES
Inception (11/3/97)              -4.25%
1 Year                          -20.74

The fund's average annual total returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/01, the most recent calendar quarter-end, which were: Class A shares, one year, -34.13%; inception (11/3/97), -6.17%. Class B shares, one year, -34.19%;
inception (11/3/97), -6.23%. Class C shares, one year, -31.37%; inception (11/3/97), -5.50%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT

11/3/97-10/31/01

===================================================================================
       AIM ASIAN GROWTH  AIM ASIAN GROWTH   AIM ASIAN GROWTH   MSCI AC ASIA PACIFIC
       CLASS B SHARES    CLASS C SHARES     CLASS A SHARES     FREE EX-JAPAN INDEX

11/97    10000           10000                 9450              10000
1/98      8280            8290               7834.1             8811.1
4/98    9199.9            9200                 8713             9366.7
7/98    7039.8            7030               6681.2             7421.3
10/98   7629.7            7610               7267.1             8110.4
1/99    7669.4            7640               7305.6             8905.4
4/99    9581.4            9552               9139.3            11029.3
7/99   10933.3           10914              10459.9            11713.3
10/99  10663.2           10643              10231.9            11341.3
1/00   12575.1           12545              12084.9            13038.4
4/00   14017.5           14007              13500.1            11980.6
7/00   12915.7           12906              12455.2            11333.3
10/00  10512.1           10503              10165.9             9408.8
1/01   11159.7           11161              10809.4            10246.2
4/01    9984.6            9986               9684.1               8946
7/01    9552.2            9553               9284.2             8498.7
10/01   8417.4            8408               8187.7             7624.4

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
===================================================================================

This chart compares the performance of AIM Asian Growth Fund to its benchmark index over the period 11/3/97-10/31/01. It is intended to give you a general idea of how your fund performed compared to this index. (Please note that index performance figures are for the period 10/31/97-10/31/01.)
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the MSCI All Country (AC) Asia Pacific Free ex-Japan Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.
    Your fund's total return includes sales charges, expenses and management fees.
    Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Index performance does not reflect the effects of taxes, either.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company



AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," long in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                              MARKET
                                                 SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-96.85%

AUSTRALIA-17.76%

Billabong International Ltd. (Movies &
  Entertainment)                                  338,300   $ 1,348,180
-----------------------------------------------------------------------
BRL Hardy Ltd. (Distillers & Vintners)            374,100     2,023,618
-----------------------------------------------------------------------
Computershare Ltd. (Data Processing Services)     550,500     1,393,230
-----------------------------------------------------------------------
CSL Ltd. (Pharmaceuticals) (Acquired
  06/09/00-09/27/01; Cost $2,020,189)(a)          119,500     3,024,900
-----------------------------------------------------------------------
ERG Ltd. (Electronic Equipment & Instruments)   1,146,200       380,553
-----------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)                                     616,000     1,535,140
-----------------------------------------------------------------------
ResMed Inc. (Health Care Equipment)(b)             94,900       558,599
-----------------------------------------------------------------------
Securenet Ltd. (Internet Software &
  Services)(b)                                    394,800       329,683
-----------------------------------------------------------------------
Sonic Health Care Ltd. (Health Care
  Distributors & Services)                        254,300     1,097,602
-----------------------------------------------------------------------
St. George Bank Ltd. (Banks)                      296,000     2,431,583
-----------------------------------------------------------------------
Woolworths Ltd. (Food Retail)                     385,400     2,198,548
=======================================================================
                                                             16,321,636
=======================================================================

CHINA-3.59%

AsiaInfo Holdings, Inc. (Internet Software &
  Services)(b)                                    107,900     1,440,465
-----------------------------------------------------------------------
Travelsky Technology Ltd. (Diversified
  Commercial Services) (Acquired 02/01/01;
  Cost $1,317,422)(a)(b)                        2,481,000     1,860,786
=======================================================================
                                                              3,301,251
=======================================================================

HONG KONG-25.53%

Asia Satellite Telecommunications Holdings
  Ltd. (Alternative Carriers)                     539,000       691,039
-----------------------------------------------------------------------
Cheung Kong Holdings Ltd. (Real Estate
  Management & Development)                       256,000     2,166,195
-----------------------------------------------------------------------
China Mobile Ltd. (Wireless Telecommunication
  Services)(b)                                    191,000       579,133
-----------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                      79,600     1,562,548
-----------------------------------------------------------------------
Convenience Retail Asia Ltd. (Food Retail)
  (Acquired 03/16/01-03/28/01; Cost
  $503,075)(a)(b)                               3,274,000     1,028,392
-----------------------------------------------------------------------
Dah Sing Financial Group (Banks)                  537,600     2,329,645
-----------------------------------------------------------------------
Denway Motors Ltd. (Automobile Manufacturers)   8,513,600     2,837,921
-----------------------------------------------------------------------
Esprit Holdings Ltd. (Apparel Retail)           3,178,000     3,341,039
-----------------------------------------------------------------------
Giordano International Ltd. (Apparel Retail)    5,203,000     2,201,312
-----------------------------------------------------------------------
Global Bio-Chem Technology Group Co. Ltd.
  (Agricultural Products)                       3,672,000     1,071,021
-----------------------------------------------------------------------
Johnson Electric Holdings Ltd. (Electrical
  Components & Equipment)                         449,000       391,443
-----------------------------------------------------------------------
Legend Holdings Ltd. (Computer Hardware)        1,512,000       634,858
-----------------------------------------------------------------------
Li & Fung Ltd. (Distributors)                   2,816,000     2,689,693
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
HONG KONG-(CONTINUED)

Texwinca Holdings Ltd. (Textiles)               3,940,000   $ 1,439,643
-----------------------------------------------------------------------
Tingyi Holding Corp. (Packaged Foods)           3,392,000       500,112
=======================================================================
                                                             23,463,994
=======================================================================

INDIA-16.05%

Cipla Ltd. (Pharmaceuticals)                       89,000     1,971,112
-----------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.
  (Pharmaceuticals)                               200,000     4,355,907
-----------------------------------------------------------------------
HDFC Bank Ltd.-ADR (Banks)(b)                     143,300     2,181,026
-----------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Services)                                        35,969     2,184,298
-----------------------------------------------------------------------
ITC Ltd. (Tobacco)                                 70,000     1,002,084
-----------------------------------------------------------------------
Nestle India Ltd. (Packaged Foods)                231,000     2,401,216
-----------------------------------------------------------------------
Satyam Computer Services Ltd. (IT Consulting
  & Services)                                     149,000       435,605
-----------------------------------------------------------------------
Satyam Computer Services Ltd.-ADR (IT
  Consulting & Services)                           33,200       222,440
=======================================================================
                                                             14,753,688
=======================================================================

NEW ZEALAND-1.41%

Sky Network Television Ltd. (Broadcasting &
  Cable TV)(b)                                    855,000     1,213,675
-----------------------------------------------------------------------
Sky Network Television Ltd.-ADR (Broadcasting
  & Cable TV)(b)                                    5,400        76,922
=======================================================================
                                                              1,290,597
=======================================================================

PHILIPPINES-2.29%

Bank of the Philippine Islands (Banks)            789,987       615,871
-----------------------------------------------------------------------
SM Prime Holdings, Inc. (Real Estate
  Management & Development)                    13,790,900     1,486,603
=======================================================================
                                                              2,102,474
=======================================================================

SINGAPORE-7.97%

Datacraft Asia Ltd. (Networking Equipment)        957,384     3,101,924
-----------------------------------------------------------------------
Sembcorp Logistics Ltd. (Marine Ports &
  Services)                                     2,532,000     2,193,891
-----------------------------------------------------------------------
United Overseas Bank Ltd. (Banks)                 362,000     2,024,897
=======================================================================
                                                              7,320,712
=======================================================================

SOUTH KOREA-12.46%

Hite Brewery Co., Ltd. (Brewers)                   22,000       800,929
-----------------------------------------------------------------------
Kook Soon Dang Co., Ltd. (Brewers)                 42,000       863,749
-----------------------------------------------------------------------
Kookmin Credit Card Co., Ltd. (Consumer
  Finance)                                         90,700     2,430,844
-----------------------------------------------------------------------
Korea Telecom Corp.-ADR (Integrated
  Telecommunication Services)                      56,884     1,185,463
-----------------------------------------------------------------------
Pacific Corp. (Personal Products)                  13,000       906,274
-----------------------------------------------------------------------
Samsung Electronics Co., Ltd.
  (Semiconductors)                                 19,514     2,622,524
-----------------------------------------------------------------------
Samsung Fire & Marine Ins. Co. Ltd. (Property
  & Casualty Insurance)                            40,000     1,254,841
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
SOUTH KOREA-(CONTINUED)

Shinsegae Co., Ltd. (Department Stores)            13,000   $   925,407
-----------------------------------------------------------------------
SK Telecom Co., Ltd.-ADR (Wireless
  Telecommunication Services)                      22,000       463,760
=======================================================================
                                                             11,453,791
=======================================================================

TAIWAN-8.80%

Ambit Microsystems Corp. (Computer Storage &
  Peripherals)                                    587,800     2,359,719
-----------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronics-Component Distributors)             69,000       255,990
-----------------------------------------------------------------------
MediaTeK Inc. (Semiconductors)(b)                 315,000     2,711,739
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(b)                           1,558,064     2,754,838
=======================================================================
                                                              8,082,286
=======================================================================

THAILAND-0.99%

Advanced Info Service Public Co. Ltd.
  (Wireless Telecommunication Services)           980,000       909,640
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $89,270,250)                           89,000,069
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
MONEY MARKET FUNDS-3.08%

STIC Liquid Assets Portfolio(c)                $1,417,288   $ 1,417,288
-----------------------------------------------------------------------
STIC Prime Portfolio(c)                         1,417,288     1,417,288
=======================================================================
    Total Money Market Funds (Cost
      $2,834,576)                                             2,834,576
=======================================================================
TOTAL INVESTMENTS-99.93% (Cost $92,104,826)                  91,834,645
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.07%                              65,057
=======================================================================
NET ASSETS-100.00%                                          $91,899,702
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/01 was $5,914,078 which represented 6.44% of the Fund's net assets.
(b)  Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $92,104,826)*                                 $ 91,834,645
------------------------------------------------------------
Foreign currencies, at value (cost $2,186,768)     2,186,866
------------------------------------------------------------
Cash                                               1,620,000
------------------------------------------------------------
Receivables for:
  Investments sold                                   292,619
------------------------------------------------------------
  Capital stock sold                                 896,856
------------------------------------------------------------
  Dividends                                           99,871
------------------------------------------------------------
Investment for deferred compensation plan             20,030
------------------------------------------------------------
Collateral for securities loaned                   1,308,800
------------------------------------------------------------
Other assets                                          34,226
============================================================
    Total assets                                  98,293,913
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            1,646,286
------------------------------------------------------------
  Capital stock reacquired                         3,182,059
------------------------------------------------------------
  Deferred compensation plan                          20,030
------------------------------------------------------------
  Collateral upon return of securities loaned      1,308,800
------------------------------------------------------------
Accrued distribution fees                             70,263
------------------------------------------------------------
Accrued directors' fees                                  861
------------------------------------------------------------
Accrued transfer agent fees                           79,257
------------------------------------------------------------
Accrued operating expenses                            86,655
============================================================
    Total liabilities                              6,394,211
============================================================
Net assets applicable to shares outstanding     $ 91,899,702
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 61,729,156
____________________________________________________________
============================================================
Class B                                         $ 25,478,569
____________________________________________________________
============================================================
Class C                                         $  4,691,977
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      7,185,304
____________________________________________________________
============================================================
Class B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      3,041,301
____________________________________________________________
============================================================
Class C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                        560,347
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       8.59
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.59 divided by
      94.50%)                                   $       9.09
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       8.38
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       8.37
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $1,686,183 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $146,079)                                     $  1,864,534
------------------------------------------------------------
Dividends from affiliated money market funds         416,305
------------------------------------------------------------
Interest                                              24,212
------------------------------------------------------------
Security lending income                               41,370
============================================================
    Total investment income                        2,346,421
============================================================

EXPENSES:

Advisory fees                                      1,142,549
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                       198,947
------------------------------------------------------------
Distribution fees -- Class A                         279,427
------------------------------------------------------------
Distribution fees -- Class B                         341,091
------------------------------------------------------------
Distribution fees -- Class C                          63,229
------------------------------------------------------------
Transfer agent fees -- Class A                       523,159
------------------------------------------------------------
Transfer agent fees -- Class B                       225,236
------------------------------------------------------------
Transfer agent fees -- Class C                        41,753
------------------------------------------------------------
Directors' fees                                        9,028
------------------------------------------------------------
Other                                                235,009
============================================================
    Total expenses                                 3,109,428
============================================================
Less: Fees waived                                   (418,664)
------------------------------------------------------------
    Expenses paid indirectly                          (2,982)
============================================================
    Net expenses                                   2,687,782
============================================================
Net investment income (loss)                        (341,361)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (28,317,468)
------------------------------------------------------------
  Foreign currencies                                (376,108)
============================================================
                                                 (28,693,576)
============================================================
Change in net unrealized appreciation of:
  Investment securities                            9,842,734
------------------------------------------------------------
  Foreign currencies                                   9,165
============================================================
                                                   9,851,899
============================================================
Net gain (loss) from investment securities and
  foreign currencies                             (18,841,677)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(19,183,038)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $   (341,361)   $   (871,076)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                         (28,693,576)        880,704
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 9,851,899     (29,176,045)
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (19,183,038)    (29,166,417)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (295,141)             --
------------------------------------------------------------------------------------------
  Class B                                                         (131,925)             --
------------------------------------------------------------------------------------------
  Class C                                                          (21,688)             --
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (20,355,876)     87,843,677
------------------------------------------------------------------------------------------
  Class B                                                       (7,313,094)     36,793,037
------------------------------------------------------------------------------------------
  Class C                                                       (1,204,078)      2,437,146
==========================================================================================
    Net increase (decrease) in net assets                      (48,504,840)     97,907,443
==========================================================================================

NET ASSETS:

  Beginning of year                                            140,404,542      42,497,099
------------------------------------------------------------------------------------------
  End of year                                                 $ 91,899,702    $140,404,542
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $175,659,752    $205,259,013
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (20,881)        (27,256)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (83,470,141)    (54,706,288)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                             (269,028)    (10,120,927)
==========================================================================================
                                                              $ 91,899,702    $140,404,542
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Asian Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income (loss) was increased by $347,736, undistributed net realized gains increased by $378,477 and paid in capital decreased by $726,213 as a result of book/tax differences due to foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund's capital loss carryforward of $82,261,705 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD                EXPIRATION
   ------------                ----------
   $54,943,768              October 31, 2005
   -----------------------------------------
    27,317,937              October 31, 2009
   =========================================
   $82,261,705
   _________________________________________
   =========================================


E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $418,664.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $495,708 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $279,427, $341,091 and $63,229 respectively, as compensation under the Plans.
  AIM Distributors received commissions of $28,223 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $61,331 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $3,419 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,088 and reductions in custodian fees of $894 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2,982.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $1,686,183 were on loan to brokers. The loans were secured by cash collateral of $1,308,800 received by the Fund and invested in affiliated money market funds as follows:
$654,400 in STIC Liquid Assets Portfolio and $654,400 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $41,370 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $80,913,851 and $98,341,154, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 11,138,150
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (12,616,767)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $ (1,478,617)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $93,313,262.


NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                          2001                           2000
                                                              ----------------------------    --------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
                                                              -----------    -------------    ----------    ------------
Sold:
  Class A                                                      32,846,773    $ 319,396,653     8,636,312    $109,857,994
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,885,559       18,458,316     1,506,797      19,210,223
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       3,690,569       33,967,064       844,431      10,972,106
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          23,853          260,234            --              --
------------------------------------------------------------------------------------------------------------------------
  Class B                                                          11,036          117,979            --              --
------------------------------------------------------------------------------------------------------------------------
  Class C                                                           1,947           20,815            --              --
========================================================================================================================
Issued in connection with acquisitions:*
  Class A                                                              --               --     5,417,888      76,520,172
------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --     2,222,098      30,887,919
------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        35,470         492,438
========================================================================================================================
Reacquired:
  Class A                                                     (34,450,943)    (340,012,763)   (7,649,919)    (98,534,489)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,651,836)     (25,889,389)   (1,065,606)    (13,305,105)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,780,014)     (35,191,957)     (703,160)     (9,027,398)
========================================================================================================================
                                                               (2,423,056)   $ (28,873,048)    9,244,311    $127,073,860
________________________________________________________________________________________________________________________
========================================================================================================================

* As of the close of business on June 9, 2000, the Fund acquired all the net assets of AIM New Pacific Growth Fund pursuant to a plan of reorganization approved by AIM New Pacific Growth Fund's shareholders on May 31, 2000. The acquisition was accomplished by a tax-free exchange of 7,675,456 shares of the Fund for 16,613,124 shares of AIM New Pacific Growth Fund outstanding as of the close of business on June 9, 2000. AIM New Pacific Growth Fund's net assets at that date were $107,900,529, including $11,869,606 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $77,097,622.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   CLASS A
                                                              -------------------------------------------------
                                                                                               NOVEMBER 3, 1997
                                                                                               (DATE OPERATIONS
                                                                 YEAR ENDED OCTOBER 31,}        COMMENCED) TO
                                                              ------------------------------      OCTOBER 31,
                                                              2001(a)     2000(a)    1999(a)          1998
                                                              -------     -------    -------    ---------------
Net asset value, beginning of period                          $ 10.70     $ 10.76    $  7.69        $ 10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.01)      (0.07)     (0.03)          0.05
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.06)       0.01       3.14          (2.36)
===============================================================================================================
    Total from investment operations                            (2.07)      (0.06)      3.11          (2.31)
===============================================================================================================
Less distributions:
  Dividends from net investment income                             --          --      (0.04)            --
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.04)         --         --             --
===============================================================================================================
Net asset value, end of period                                $  8.59     $ 10.70    $ 10.76        $  7.69
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                (19.46)%     (0.56)%    40.66%        (23.10)%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $61,729     $93,755    $25,420        $ 7,716
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.02%(c)    1.92%      1.92%          1.92%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.37%(c)    2.06%      2.72%          4.88%(d)
===============================================================================================================
Ratio of net investment income (loss) to average net assets     (0.06)%(c)  (0.57)%    (0.50)%         0.70%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                            73%         64%       142%            79%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $79,836,318.
(d)  Annualized.

                                                                                   CLASS B
                                                              -------------------------------------------------
                                                                                               NOVEMBER 3, 1997
                                                                                               (DATE OPERATIONS
                                                                 YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                              ------------------------------      OCTOBER 31,
                                                              2001(a)     2000(a)    1999(a)          1998
                                                              -------     -------    -------    ---------------
Net asset value, beginning of period                          $ 10.50     $ 10.65    $  7.63       $ 10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)      (0.17)     (0.13)        (0.01)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.01)       0.02       3.16         (2.36)
===============================================================================================================
    Total from investment operations                            (2.08)      (0.15)      3.03         (2.37)
===============================================================================================================
Less distributions:
  Dividends from net investment income                             --          --      (0.01)           --
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.04)         --         --            --
===============================================================================================================
Net asset value, end of period                                $  8.38     $ 10.50    $ 10.65       $  7.63
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                (19.92)%     (1.41)%    39.76%       (23.70)%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $25,479     $39,852    $12,070       $ 3,030
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.67%(c)    2.67%      2.79%         2.80%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            3.02%(c)    2.76%      3.59%         5.75%(d)
===============================================================================================================
Ratio of net investment income (loss) to average net assets     (0.72)%(c)  (1.32)%    (1.37)%       (0.18)%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                            73%         64%       142%           79%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $34,109,098.
(d)  Annualized.

                                                                                   CLASS C
                                                              --------------------------------------------------
                                                                                                NOVEMBER 3, 1997
                                                                                                (DATE OPERATIONS
                                                                  YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                              ------------------------------      OCTOBER 31,
                                                              2001(a)     2000(a)    1999(a)          1998
                                                              -------     -------    -------    ----------------
Net asset value, beginning of period                          $ 10.49     $ 10.63    $ 7.61         $ 10.00
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)      (0.17)    (0.13)          (0.01)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.01)       0.03      3.16           (2.38)
================================================================================================================
    Total from investment operations                            (2.08)      (0.14)     3.03           (2.39)
================================================================================================================
Less distributions:
  Dividends from net investment income                             --          --     (0.01)             --
----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.04)         --        --              --
================================================================================================================
Net asset value, end of period                                $  8.37     $ 10.49    $10.63         $  7.61
________________________________________________________________________________________________________________
================================================================================================================
Total return(b)                                                (19.94)%     (1.32)%   39.86%         (23.90)%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 4,692     $ 6,797    $5,008         $   686
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.67%(c)    2.67%     2.79%           2.80%(d)
----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            3.02%(c)    2.76%     3.59%           5.75%(d)
================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.72)%(c)  (1.32)%   (1.37)%         (0.18)%(d)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                            73%         64%      142%             79%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $6,322,879.
(d)  Annualized.

                          REPORT OF INDEPENDENT ACCOUNTANTS

                          To the Board of Directors and Shareholders of AIM Asian Growth Fund:

                          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Asian Growth Fund (one of the funds constituting AIM International Funds, Inc.; hereinafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2000 and the financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those statements.

                          PRICEWATERHOUSECOOPERS LLP

                          December 12, 2001
                          Houston, Texas

BOARD OF DIRECTORS                               OFFICERS                                 OFFICE OF THE FUND
Robert H. Graham                                 Robert H. Graham                         11 Greenway Plaza
Chairman, President and                          Chairman and President                   Suite 100
Chief Executive Officer                                                                   Houston, TX 77046
A I M Management Group Inc.                      Carol F. Relihan
                                                 Senior Vice President and Secretary      INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                        Gary T. Crum                             A I M Advisors, Inc.
                                                 Senior Vice President                    11 Greenway Plaza
Bruce L. Crockett                                                                         Suite 100
Director                                         Dana R. Sutton                           Houston, TX 77046
ACE Limited;                                     Vice President and Treasurer
Formerly Director, President, and                                                         TRANSFER AGENT
Chief Executive Officer                          Robert G. Alley
COMSAT Corporation                               Vice President                           A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Owen Daly II                                     Melville B. Cox                          Houston, TX 77210-4739
Formerly, Director                               Vice President
Cortland Trust, Inc.                                                                      CUSTODIAN
                                                 Edgar M. Larsen
Albert R. Dowden                                 Vice President                           State Street Bank and Trust Company
Chairman,                                                                                 225 Franklin Street
The Cortland Trust, Inc. and                     Mary J. Benson                           Boston, MA 02110
DHJ Media, Inc.; and                             Assistant Vice President and
Director, Magellan Insurance Company,            Assistant Treasurer                      COUNSEL TO THE FUND
Formerly Director, President and
Chief Executive Officer,                         Sheri Morris                             Ballard Spahr
Volvo Group North America, Inc.; and             Assistant Vice President and             Andrews & Ingersoll, LLP
Senior Vice President, AB Volvo                  Assistant Treasurer                      1735 Market Street
                                                                                          Philadelphia, PA 19103
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                            COUNSEL TO THE DIRECTORS
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                                  Kramer, Levin, Naftalis & Frankel LLP
President, Mercantile Bankshares                                                          919 Third Avenue
                                                                                          New York, NY 10022
Jack M. Fields
Chief Executive Officer                                                                   DISTRIBUTOR
Twenty First Century Group, Inc.;
Formerly Member                                                                           A I M Distributors, Inc.
of the U.S. House of Representatives                                                      11 Greenway Plaza
                                                                                          Suite 100
Carl Frischling                                                                           Houston, TX 77046
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                     AUDITORS

Prema Mathai-Davis                                                                        PricewaterhouseCoopers LLP
Member, Visiting Committee,                                                               1201 Louisiana, Suite 2900
Harvard University Graduate School                                                        Houston, TX 77002
of Education, New School University;
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund distributed capital gains of $448,754 for the Fund's tax year ended October 31, 2001, which will be taxed as long-term gain.

                       HOW AIM FUNDS MAKES INVESTING EASY

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AIM INTERNET CONNECT(SM)                     Sign up for this service and you
                                             can buy, redeem or exchange shares
                                             of AIM funds in your AIM account
                                             simply by visiting our Web site at
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                                             requirements these accounts
                                             involve.

AUTOMATIC REINVESTMENT OF                    You can receive distributions in
DIVIDENDS AND/OR CAPITAL GAINS               cash, or you can reinvest them in
                                             your account with out paying a
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AUTOMATIC INVESTMENT PLAN                    You can add to your account by
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EASY ACCESS TO YOUR MONEY                    You can redeem shares of your AIM
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                                             Exchange is open. The value of the
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EXCHANGE PRIVILEGE                           As your investment goals change,
                                             you may exchange part or all of
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TAX-ADVANTAGED RETIREMENT PLANS              You can enjoy the tax advantages
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www.aimfunds.com                             Our award-winning Web site provides
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eDELIVERY                                    This electronic service delivers
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AIM INVESTOR LINE,                           You can find current account
800-246-5463                                 information and the price, yield
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                                             account.

                                  EQUITY FUNDS


       DOMESTIC EQUITY FUNDS             INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry since
          MORE AGGRESSIVE                         MORE AGGRESSIVE                     1976 and managed approximately $141 billion
                                                                                      in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)          AIM Developing Markets                        including individual investors, corporate
AIM Mid Cap Opportunities(1)            AIM European Small Company                    clients and financial institutions, as of
AIM Large Cap Opportunities(1)          AIM Asian Growth                              September 30, 2001.
AIM Emerging Growth                     AIM International Emerging Growth                 The AIM Family of Funds--Registered
AIM Small Cap Growth                    AIM Global Aggressive Growth                  Trademark-- is distributed nationwide, and
AIM Aggressive Growth                   AIM European Development                      AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth                      AIM Euroland Growth                           complex in the United States in assets under
AIM Dent Demographic Trends             AIM International Equity                      management, according to Strategic Insight,
AIM Constellation                       AIM Global Growth                             an independent mutual fund monitor.
AIM Large Cap Growth                    AIM Worldwide Spectrum                            AIM is a subsidiary of AMVESCAP PLC,
AIM Weingarten                          AIM Global Trends                             one of the world's largest independent
AIM Small Cap Equity                    AIM International Value(3)                    financial services companies with
AIM Capital Development                                                               $361 billion in assets under management
AIM Charter                                      MORE CONSERVATIVE                    as of September 30, 2001.
AIM Mid Cap Equity
AIM Select Equity(2)
AIM Value II                                    SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                     MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value               AIM New Technology
AIM Balanced                            AIM Global Telecommunications and Technology
AIM Basic Balanced                      AIM Global Energy(4)
                                        AIM Global Infrastructure
         MORE CONSERVATIVE              AIM Global Financial Services
                                        AIM Global Health Care
                                        AIM Global Utilities
                                        AIM Real Estate(5)

                                                 MORE CONSERVATIVE


                               FIXED-INCOME FUNDS

     TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

          MORE AGGRESSIVE                         MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government                      MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

         MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        AAG-AR-1

A I M DISTRIBUTORS, INC.